UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                             REDWOOD EMPIRE BANCORP
                (Name of Registrant as Specified In Its Charter)

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

[Logo]
                             REDWOOD EMPIRE BANCORP
                              111 Santa Rosa Avenue
                          Santa Rosa, California 95404

                    Notice of Annual Meeting of Shareholders

                                  May 18, 2004

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

     The  2004  Annual  Meeting  of   Shareholders  of  Redwood  Empire  Bancorp
("Redwood") will be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 5:00 p.m. on Tuesday, May 18, 2004, for the following purposes:

     1. Election of Directors. To elect the following nominees to serve as directors: John H. Brenengen, Stephen A. Fleming, Dana R. Johnson, Patrick W. Kilkenny, Mark H. Rodebaugh, Gregory J. Smith, William B. Stevenson, and David B. Warner.

     2. Amendment to Redwood's 2001 Stock Option Plan. To amend the plan to increase from 18,000 to 150,000 the maximum number of options that may be granted to an individual employee during any fiscal year.

     3. Ratification of Independent Auditors. To ratify the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") as independent certified accountants to audit Redwood's consolidated financial statements for the fiscal year ending December 31, 2004.

     4. Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only record holders of Common Stock as of the close of business on March 31, 2004 will be entitled to vote at the meeting or any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ Marta J. Idica
                                        Marta J. Idica
                                        Corporate Secretary

Dated:  April 15, 2004

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                             REDWOOD EMPIRE BANCORP

                              111 Santa Rosa Avenue

                          Santa Rosa, California 95404


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 18, 2004

                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood" and, including its subsidiaries, the "Company") to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 5:00 p.m. on Tuesday, May 18, 2004, and at any and all adjournments thereof.


         It is anticipated that this Proxy Statement and the accompanying Notice and form of proxy will be mailed to shareholders eligible to receive notice of and to vote at the Annual Meeting on or about April 15, 2004.


Revocability of Proxies


         A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to, and may, revoke it at any time before it is exercised by filing with the Secretary of Redwood an instrument revoking it or a duly executed proxy bearing a later date. In addition, a shareholder may revoke a proxy before it is exercised by attending the Annual Meeting and electing to vote in person.

Persons Making the Solicitation

         This solicitation of proxies is being made by Redwood's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be paid by the Company. It is contemplated that proxies will be solicited principally through the use of the mails and by officers, directors, and employees of Redwood and its subsidiary, National Bank of the Redwoods ("NBR"), who may solicit proxies personally or by telephone or other means of communication without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.



                                VOTING SECURITIES


         There were issued and outstanding 4,939,045 shares of Redwood's common stock (the "Common Stock") on March 31, 2004, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.


         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors (Proposal No. 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees by following the instructions on the enclosed proxy card. Regarding the amendment to Redwood's 2001 Stock Option Plan (Proposal No. 2), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. With respect to the ratification of the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's independent auditors for the 2004 fiscal year (Proposal No. 3), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, FOR the approval of the amendment to Redwood's 2001 Stock Option Plan, and FOR the ratification of the appointment of Crowe Chizek as independent auditors.


         Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock voting in person or by proxy at the Annual Meeting. Approval of the amendment to Redwood's 2001 Stock Option Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Ratification of the appointment of Crowe Chizek as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting. Abstentions, although they will be counted in determining whether a quorum is present, will have the same effect as negative votes. Similarly, while broker non-votes (i.e. broker-held shares which have not received voting instructions from the beneficial holder) are counted towards a quorum, they are not counted for determining whether a matter has been approved and thus have the same effect as negative votes.

         On any matter submitted to the vote of the shareholders, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for the election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name, as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee or they may be distributed among as many nominees as the shareholder thinks fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected.


         If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretionary authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting. Checking the box on the proxy card marked "withhold from all nominees" will not prevent the proxy holders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.


         A shareholder may choose to withhold from the proxy holders the authority to vote for one or more of the individual candidates nominated by the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.


         All votes will be tabulated by the Company's transfer agent, Mellon Investor Services LLC. A representative of Mellon Investor Services LLC will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners


         Management of the Company knows of no person who beneficially owns, directly or indirectly, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Such information is presented based on information available to the Company as of March 31, 2004.

                                                      Amount and Nature
              Name and Address of                       of Beneficial                         Percent
               Beneficial Owner                           Ownership                         of Class (6)

   B. John Barry                                      1,400,000 shares (1)                      28.35
   18 Wild Dunes Court
   Las Vegas, NV  89113

   Banc Fund IV L.P.,                                 345,631 shares (2)                         7.00
   Banc Fund V L.P. and
   Banc Fund VI L.P.
   208 S. LaSalle Street
   Chicago, IL  60604

   Thomas J. Barry                                    314,250 shares (3)                         6.36
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055

   Michael B. Barry                                   305,621 shares (4)                         6.19
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055

   Jessica M. Barry                                   301,450 shares (5)                         6.10
   2104 Hasting Avenue, Suite 200
   Newport, MN  55055


--------------------------------------------------------------------------------


     (1) Based on information reported by B. John Barry in a Form 4 filed with the Securities and Exchange Commission reflecting ownership data as of October 14, 2003.

     (2) Based on information reported by Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of December 31, 2003.

     (3) Based on information reported by Thomas J. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of December 31, 2003. Thomas J. Barry is the adult son of B. John Barry.

     (4) Based on information reported by Michael B. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of December 31, 2003. Michael B. Barry is the adult son of B. John Barry.

     (5) Based on information reported by Jessica M. Barry in a Schedule 13G filed with the Securities and Exchange Commission reflecting ownership data as of December 31, 2003. Jessica M. Barry is the adult daughter of B. John Barry.

     (6) Such percentage is calculated by dividing the number of shares indicated by the Company's total outstanding shares as of March 31, 2004.





Security Ownership of Management


         The following table sets forth, as of March 31, 2004, the number and percentage of shares of Redwood's outstanding Common Stock which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood (the "named executive officer"), and (c) Redwood's directors, nominees, named executive officer and executive officers as a group. Redwood identifies as its executive officers the Chief Executive Officer of Redwood, the Chief Executive Officer of NBR, and the Chief Financial Officer of Redwood and NBR. The number of shares "beneficially owned" is determined under Securities and Exchange Commission rules and does not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares that he or she has the right to acquire within 60 days of March 31, 2004. Unless otherwise indicated, and subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements that may, at a subsequent date, result in a change in control of the Company.

                                                         Shares That
                                                           May Be
                                        Number of        Acquired
                                          Shares        Within 60 Days
                                       Beneficially     By Exercise of                    Percent of
Name of Beneficial Owner                  Owned            Options            Total        Class (1)
------------------------                  -----            -------            -----        ---------
John H. Brenengen                            50              1,500             1,550             *
Stephen A. Fleming                        1,000                 -0-            1,000             *
Dana R. Johnson                             900             17,746            18,646             *
Patrick W. Kilkenny                      45,407             87,750           133,401          2.70
Mark H. Rodebaugh                           293                188               481             *
Gregory J. Smith                             50                 -0-               50             *
William B. Stevenson                      1,125             46,500            47,625             *
David B. Warner                              -0-                -0-               -0-            *
Directors, Nominees and
  Executive Officers as a
  Group (9 persons)                      48,825            154,059           203,128          3.99
-------------

* Represents less then one percent of the outstanding shares.

(1) The percentage for each individual (and for the group) is calculated by dividing (i) the number of shares of Common Stock beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 31, 2004) by (ii) the number of shares of Common Stock outstanding on March 31, 2004, plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of options within 60 days after March 31, 2004.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees


         Redwood's directors are elected annually to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected.


         Redwood's Bylaws provide that the number of directors of Redwood may not be less than five (5), nor more than nine (9), unless changed by an amendment to the Bylaws adopted by Redwood's shareholders. The exact number of directors within that range may be set by the Board of Directors. The Board of Directors has currently set that number at eight.


         The persons named below have been nominated for election as directors at the Annual Meeting to serve until the 2005 Annual Meeting of Shareholders and until their successors have been duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Mr. Warner, who is standing for election to the Board of Directors for the first time, was recommended by a non-management director.


         The Board of Directors has determined that Messrs. Brenengen, Rodebaugh, Smith, Stevenson and Warner are "independent" within the meaning of the director independence standards set by Nasdaq and the Securities and Exchange Commission. If all nominees for director are elected at the Annual Meeting, a majority of the members of the Board of Directors will be independent.


         The following table sets forth the names of, and certain information concerning, the persons nominated by the Board of Directors for election as directors of Redwood.

                                                                        Principal Occupation
Name and Title                     Age                                 During Past Five Years

John H. Brenengen                  62      Retired  in  1998  as  Senior  Bank  Executive  of  Banc  Services  Corp.
    Director                               Appointed as Director of Redwood in October 2001.

Stephen A. Fleming                 46      Appointed  Director of Redwood on December  1, 2003.  Appointed  Director,
    Director and Chief                     Chief  Executive  Officer,  and  President  of NBR on  December  1,  2003.
    Executive Officer                      Formerly a  senior executive with  F&M  Bank from 2001 to 2003 and Bank of
    and President of                       America from 1984 to 2001.
    NBR

Dana R. Johnson                    44      President  and  Chief  Executive  Officer  of  America  Bancshares,  Inc.,
    Director and                           Newport,  Minnesota,  a commercial bank holding  company.  Chairman of Sun
    Chairman of the                        Country  Bank,  Upland,   California,  a  commercial  bank.  President  of
    Board                                  MidAmerica  Capital  Partners,   LLC,  St.  Paul,   Minnesota,   an  asset
                                           management firm.  Appointed as Director of Redwood in 1999.

Patrick W. Kilkenny                57      Director, Chief  Executive  Officer, and  President of Redwood since 1995.
    Director, Chief                        Chairman  of the Board of NBR from 1994 to 1997;  Chief  Executive Officer
    Executive Officer                      of  NBR  from  1984  to  December 1, 2003 and  Director of NBR since 1984.
    and President of                       Director  of   Redwood  from  1988  to 1993.  Director and Chief Executive
    Redwod                                 Officer of Allied Bank, F.S.B., from 1996 to March 1997.

Mark H. Rodebaugh                  59      Retired in 2001 as Audit  Partner of  Deloitte & Touche  LLP.  Director of
    Director                               NBR since 2001.  Appointed as Director of Redwood in 2003.

Gregory J. Smith                   53      Chief  Operating  Officer of Denny Hecker  Automotive  since January 2003.
    Director                               Managing Principal of LarsonAllen Financial,  LLC, an affiliate of Larson,
                                           Allen,  Weishair  &  Co.,  LLP,  Minneapolis,  Minnesota,  a  professional service firm, from 1999 to 2002. Appointed as Director of Redwood in 1999.


William B. Stevenson               73      Principal,  Financial  Institutions  Analysts &  Consultants,  a financial
    Director                               institution  consultancy in the San Francisco area,  since 1992.  Director of Redwood and NBR since 1995.

David B. Warner                    57      Director  of Pacific  Union Bank,  Los  Angeles,  California  from 2002 to
    Director Nominee                       present. President and Chief Executive  Officer of Pacific Union Bank from
                                           May 2003 to present.  Served on Audit Committee of Pacific Union Bank from
                                           2002 to 2003. Senior Deputy President and Chief Financial Officer of Seoul
                                           Bank, Seoul Korea from 2000 to 2001.


         MidAmerica Capital Partners, LLC, of which Mr. Johnson is President, provides asset management services to Mr. B. John Barry and members of his family and is controlled by Mr. Barry. Mr. Barry, as of March 31, 2004, beneficially owned approximately 28% of Redwood's outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners" at page 4 of this Proxy Statement. Mr. Johnson and Mr. Smith (who was formerly President of MidAmerica Capital Partners, LLC) each were initially introduced by Mr. Barry to the Board of Directors of Redwood in 1999 in response to an inquiry from the Chairman of the Board regarding possible candidates for the Board.


         Except as set forth above, no director was selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting solely in their capacities as such. There are no family relationships between any of the directors or executive officers of Redwood. With the exception of Mr. Warner, no director or officer of Redwood serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, and no director or officer of Redwood serves as a director of any company registered as an investment company under the Investment Company Act of 1940.


Communications with the Board


         Individuals who wish to communicate with the Company's Board of Directors may do so by writing to The Board of Directors, c/o the Corporate Secretary of the Company at 111 Santa Rosa Avenue, Santa Rosa, California 95404-4905.

PROPOSAL NO. 1:  NOMINEES FOR DIRECTORS

         The Board of Directors recommends a vote FOR each of the nominees for director described above.




PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE REDWOOD EMPIRE BANCORP 2001 STOCK OPTION PLAN


         In March 2001, the Company's Board of Directors adopted the Redwood Empire Bancorp 2001 Stock Option Plan (the "Plan"). The Company's shareholders approved the Plan in May 2001. In March 2004, the Board approved an amendment to the Plan to increase from 18,000 to 150,000 the maximum number of options a key employee may receive under the Plan in any fiscal year. The Company seeks shareholder approval of this amendment.

         The principal features of the Plan as amended are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Appendix A to the Proxy Statement.



Purpose.

         The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering "key employees" (which includes any employee, director, non-employee director, or consultant selected) an opportunity to acquire, or increase, proprietary interests in the success of the Company, to encourage such key employees to continue to provide services to the Company, and to attract individuals with outstanding qualifications to the Company by granting options to purchase shares of Common Stock.

         The following table provides information relating to the Company's equity compensation plans as of December 31, 2003:

                                                      (a)
                                               Number of
                                           securities to                                                       (c)
                                          be issued upon                                      Number of securities
                                             exercise of                     (b)           remaining available for
                                             outstanding        Weighted-average             future issuance under
                                                options,       exercise price of               equity compensation
                                            warrants and     outstanding options                  plans (excluding
                                                  rights     warrants and rights           securities reflected in
                                                                                                       column (a))
                                        -------------------------------------------      ---------------------------
Plan Category:

Equity compensation plans approved
by shareholders                                  330,000                 $10.43                          216,000


Equity compensation plans not                     32,000                  25.41                              ---
approved by shareholders
                                        --------------------                             ---------------------------
Total                                            362,000                 $11.75                          216,000
                                        ====================                             ===========================


         At December 31, 2003, there were 216,000 shares of common stock available for future issuance under the Plan.

         The Company awarded the President and Chief Executive Officer of NBR options to purchase 32,000 shares of Common Stock in connection with the commencement of his employment in December 2003. These options were awarded outside of the Plan. The exercise price of these options is the market value of the Common Stock on the date of the award. These options vest ratably over a four-year period.



Authorized Shares.

         The aggregate number of shares of Common Stock reserved for issuance under the Plan is 337,500 shares (as adjusted for the three-for-two stock splits in October 2001 and August 2003). As amended, no one person could receive options to purchase shares during any fiscal year covering in excess of 150,000 shares. In addition, at no time may an option be granted if the grant of such option would result in the number of unexercised and outstanding options exceeding 10% of the outstanding shares of Common Stock at the time of the grant. If options are forfeited or terminated for any reason before being exercised, then the shares underlying such options become available under the Plan. The closing price of the Common Stock, as reported on the Nasdaq National Market System, was $28.02 on April 7, 2004.

Eligibility.

         The Plan provides for the grant of incentive stock options ("ISOs"), as described in Section 422(b) of the Internal Revenue Code of 1986, as amended, and nonstatutory stock options ("NSOs") to directors, employees, and consultants. Only common-law employees of the Company or its subsidiaries are eligible for the grant of ISOs.

Annual Grants to Non-Employee Directors.

         The Plan provides for annual grants to non-employee directors of the Company. Each eligible non-employee director automatically receives NSOs to purchase 1,000 shares of Common Stock as a result of his or her initial election or appointment as a director, and, upon the conclusion of each Annual Meeting following his or her initial election or appointment, each eligible non-employee director who continues to serve as a member of the Board will receive NSOs to purchase 1,000 shares of Common Stock. These NSOs will vest and become exercisable with respect to 25% of the shares on each anniversary of the date of the grant, provided that the individual is still serving as a director on the vesting date. With respect to all other grants, the Committee (as described below) will determine the number of options granted.

Administration.

         A committee appointed by the Board (the "Committee"), or the entire Board if no Committee is appointed or if the grant involves non-employee directors, will select key employees to receive options under the Plan and will determine the type, number, vesting requirements and other terms and conditions of such options. All options granted to persons who are officers and directors under Section 16 of the Securities Exchange Act of 1934, as amended, will be made by a Committee satisfying the requirements of Rule 16b-3 (or its successor) under the Exchange Act. The Committee is authorized to interpret the Plan and adopt such rules or guidelines as it deems appropriate. All determinations made by the Committee under the Plan are final and binding on all persons.

         The Plan also provides that each member of the Committee, or of the Board, will be indemnified and held harmless by the Company for any loss, cost, liability, or expense imposed upon or reasonably incurred in connection with any claim, action, suit, or proceeding to which he or she is involved by reason of any act or omission under the Plan or any stock option agreement.

Option Terms and Exercise.

         Options granted under the Plan are exercisable at such times and subject to such terms and conditions, not inconsistent with the Plan, as the Committee in each instance approves. The terms and conditions need not be the same for all participants. To the extent required by applicable law, the exercise price of an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of an NSO, the Committee may specify an exercise price that varies in accordance with a predetermined formula while such option is outstanding, except that the exercise price of all NSOs granted to non-employee directors will be 100% of the fair market value of a share of Common Stock on the date the option is granted. As determined by the Committee, payment of the exercise price upon exercise of an option may be made in any form consistent with applicable laws, regulations, and rules, including, without limitation, the tendering of already owned shares, cash, or the execution of a promissory note.

Transferability.

         Except as otherwise provided in the applicable stock option agreement and then only to the extent permitted by applicable law, no option shall be transferable by the option holder other than by will or by the laws of descent and distribution. No option or interest may be assigned, pledged, or hypothecated by the option holder during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or a similar process.

Adjustments.

         The Plan provides that if there is any change in the Common Stock by reason of any stock dividend, subdivision of outstanding shares, dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation into a lesser number of shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee will adjust (in order to prevent a dilution or enlargement of rights) the number of shares covered by each outstanding option, the exercise price under each outstanding option, the number of shares available for future option grants, the limitation on grants to an individual in any fiscal year, the limitation on the number of unexercised and outstanding options, and the number of options granted to non-employee directors.

Amendment/Termination of the Plan.

         The Board may amend or terminate the Plan at any time and for any reason, except that shareholder approval is necessary (i) to increase or remove the provision limiting the number of unexercised and outstanding options or to increase the total number of shares reserved for options under the Plan (outside of an adjustment by the Committee described above), or (ii) where such shareholder approval is required by applicable laws, regulations, or rules. The termination of the Plan, or any amendment thereof, shall not affect any option previously granted under the Plan. To the extent required by applicable law, the Plan will terminate ten years after adoption by the Board.

Change of Control.

         In the event that the Company is party to a merger or other reorganization, outstanding options may be assumed by the surviving corporation or its parent (if the Company does not survive), accelerated by the Committee, continued by the Company (if it survives), or cancelled with consideration.

         The Plan defines a change of control as one of the following events:
(i) consummation of a merger or consolidation in which more than 50% of the combined voting power of the surviving entity's securities is owned by persons who were not shareholders of the Company immediately prior to such combination,
(ii) disposition of all or substantially all of the Company's assets, (iii) any transaction in which any person, subject to certain exceptions, becomes the beneficial owner, directly or indirectly, of at least 51% of the total voting power of the Company's then outstanding securities, or (iv) complete liquidation or dissolution of the Company.

         All NSOs granted to non-employee directors will become fully exercisable in the event of a change of control.

Plan Benefits.

         As of April 1, 2004, 2,625 shares of Common Stock had been issued upon the exercise of options under the Plan, options to purchase 119,000 shares of Common Stock were outstanding and 215,875 shares remained available for future grant. Plan grants are discretionary, with the exception of the annual grants to non-employee directors discussed above. Accordingly, future benefits to particular participants under the Plan are not determinable.

Federal Income Tax Consequences.

         Following is a summary of the U.S. federal income tax consequences associated with the grant and exercise of NSOs and ISOs and subsequent disposition of the shares obtained upon the exercise of NSOs and ISOs.

         Generally, an option holder (i) will not be taxed upon grant of an NSO,
(ii) will recognize ordinary income on exercise of an NSO equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the option, and (iii) will recognize short-term or long-term capital gain upon the subsequent sale or exchange of the shares obtained upon exercise of an NSO, depending on how long he or she holds the shares. The amount of capital gain recognized by the option holder will equal the difference between
(a) the exercise price of the option, plus any ordinary income attributed to the exercise of the option, and (b) the amount realized on sale or exchange of the shares. Generally, the Company will be entitled to an income tax deduction corresponding in time and amount to the ordinary income recognized by the option holder.

         Generally, an option holder (i) will not be taxed at the time an ISO is granted or exercised and (ii) will recognize long term capital gain or loss upon subsequent sale or exchange of the shares obtained upon exercise of an ISO, provided that the sale or exchange does not occur before the later of two years after the grant of the ISO or one year after the exercise of the ISO. Generally, the Company will not be entitled to a tax deduction on the grant or exercise of an ISO. If the holding period described in (ii) is not satisfied upon the subsequent sale or exchange of the shares, the option holder will recognize ordinary income to the extent of the lesser of the gain realized on a subsequent sale or exchange of the shares and the excess of the fair market value of the Common Stock on the exercise date over the exercise price, and the Company will be entitled to a corresponding income tax deduction. Under certain circumstances, the difference between the exercise price of an ISO and the market price of the stock on the date of exercise may be subject to the alternative minimum tax.

Description of Amendment

         The proposed amendment to the Plan would increase from 18,000 to 150,000 the maximum number of options that may be granted to an individual employee during any fiscal year. This amendment would enable Redwood to make the stock option grants to Stephen A. Fleming provided for in his employment agreement (the terms of which are described in further detail below under the caption "Employment Agreements") and would provide greater flexibility to the Board of Directors with regards to future grants of options to "key employees" under the Plan, consistent with its goal of aligning executive compensation with Redwood's strategic goals and the long-term interests of its shareholders. Under the terms of his employment agreement, Mr. Fleming is entitled to a grant of options under the Plan in December 2004 to purchase 50,000 shares of Common Stock, and a grant of options under the Plan to purchase an additional 100,000 shares of Common Stock upon the development and adoption by Redwood of a five-year business plan. The Plan currently limits the grants of options to any individual to 18,000 shares of Common Stock in any fiscal year. To provide for all grants under Mr. Fleming's employment agreement (should they be made in the same fiscal year), this limit must be increased from 18,000 shares to 150,000 shares. Under the terms of Mr. Fleming's employment agreement, the Company's obligation to grant these options to Mr. Fleming is conditioned on shareholder approval of this amendment to the Plan. Approval of this amendment will not increase the total number of shares available for issuance under the Plan.

         The Board of Directors recommends a vote FOR approval of the amendment to the Redwood Empire Bancorp 2001 Stock Option Plan described above.


PROPOSAL NO. 3:  RATIFICATION OF INDEPENDENT AUDITORS

         Redwood's Audit Committee, consisting of Mark H. Rodebaugh, Gregory J. Smith and William B. Stevenson, Committee Chairman, has appointed Crowe Chizek and Company LLC (Crowe Chizek) as the Company's independent accountants to audit the consolidated financial statements of the Company for the 2004 fiscal year.


         Crowe Chizek has audited the financial statements of the Company since the fiscal year ended December 31, 2000.


         A representative of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, if desired.


Audit Fees

         The following is a description of the fees billed to the Company by Crowe Chizek for each of the last two fiscal years. Starting this year, the Company is required to disclose audit fees under the four categories presented in the chart below. The Company is also required to provide comparative information for the prior year. Accordingly, fee information presented in the 2003 Proxy Statement has been restated here for comparative purposes. All audit fees for 2003 were approved by the Audit Committee.

                                                2003              2002
                                        -------------     -------------
Audit Fees(1)                                 $95,140           $60,950
Audit-Related Fees(2)                             -0-            15,246
Tax Fees(3)                                    25,470            42,190
All Other Fees(4)                               9,515            11,614
  Total                                 -------------     -------------
                                             $130,125          $130,000

--------------------------------------------------------------------------------

(1) Audit fees relate to services rendered in connection with the annual audit of the Company's consolidated financial statements, review of the annual report on Form 10-K, quarterly reviews of financial statements included in the Company's quarterly reports on Form 10-Q, and fees for consultation on new accounting and reporting requirements.

(2) Audit-related fees relate to the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under "Audit Fees".

(3) Tax fees include fees for the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) All other fees include all other fees for the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported under "Audit Fees", "Audit-Related Fees", and "Tax Fees".


         The Audit Committee also considered whether the provision of the services other than the audit services is compatible with maintaining Crowe Chizek's independence. All of the services described above were approved by the Audit Committee pursuant to the guidance of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, to the extent that rule was applicable during the periods reported.

Pre-approval of Services by Crowe Chizek

         The Audit Committee has adopted a policy containing procedures for the pre-approval of audit and permitted non-audit services by Crowe Chizek. Under this policy, the Audit Committee must pre-approve all audit and non-audit services performed by the independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee periodically revises the list of pre-approved services based on subsequent determinations.

         The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated then report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management of the Company.

         The Board of Directors recommends a vote FOR Proposal No. 3, ratification of the appointment of Crowe Chizek as the Company's independent auditors for 2004. If the appointment is not ratified, Redwood's Audit Committee will select other independent auditors for the fiscal year ending December 31, 2005.


Audit Committee Report


         The Audit Committee is composed of three non-employee directors who are members of the Boards of Directors of Redwood Empire Bancorp and National Bank of the Redwoods. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by the standards for audit committee independence set by Nasdaq and the Securities and Exchange Commission. The role of the Audit Committee is to assist the Board of

Directors in its oversight of the Company's financial reporting process. The Committee operates pursuant to a Charter that was last amended and approved by the Board on April 2, 2004. A copy of the Audit Committee's Charter is attached as Appendix B.


         Management of Redwood is responsible for the presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.


         The independent auditors are responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


         In the performance of its oversight function, the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect, including the auditors' judgments about the quality, as well as the acceptability, of the Company's accounting principles as applied in the financial reporting. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors' independence. As part of this review, the Committee has considered whether the provision of the non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors that firm's independence.


         One or more of the members of the Audit Committee have been professionally engaged in the practice of auditing or accounting and are experts in the fields of accounting and auditing, including in respect of auditor independence. William B. Stevenson and Mark H. Rodebaugh have been determined as "audit committee financial experts" by Redwood's Board of Directors.

        Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above rely on the assurance that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, and that the Company's auditors are in fact "independent." In accordance with the Audit Committee Charter, the Audit Committee reviews the annual audited financial statements with management to discuss major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in Redwood's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Audit Committee has also approved, subject to shareholder ratification, the selection of the Company's independent auditors.



                        SUBMITTED BY THE AUDIT COMMITTEE
                         OF REDWOOD'S BOARD OF DIRECTORS

                         William B. Stevenson, Chairman
                                Mark H. Rodebaugh
                                Gregory J. Smith

OTHER INFORMATION

Performance Graph


         Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on stocks included in the S&P 500 composite index, and an index of western banking companies published by SNL Financial, L.C.


         The total cumulative return on investment for each of the periods indicated for Redwood, the SNL Western Bank Index, and the S&P 500 is based on the stock price or composite index for the five-year period commencing on December 31, 1998, in each case assuming an initial investment of $100 on December 31, 1998 and reinvestment of all dividends. The stock price performance depicted in the performance graph is not necessarily indicative of future price performance.

[Graph]

                                                                 Period Ending
                                  --------------------------------------------------------------------------
Index                            12/31/98      12/31/99     12/31/00     12/31/01     12/31/02     12/31/03
-----------------------------------------------------------------------------------------------------------
Redwood Empire Bancorp              100.00       113.45       124.39       228.47       255.25       388.46
S&P 500*                            100.00       121.11       110.34        97.32        75.75        97.51
SNL Western Bank Index              100.00       103.35       136.83       119.65       130.91       177.34

     Committees and Meetings of the Board of Directors

         The Board of Directors of Redwood held 4 regular meetings and 6 special meetings in 2003. All directors, with the exception of Gregory J. Smith, attended 75% or more of the aggregate number of Board meetings and committee meetings on which each director served. Members of the Board of Directors are generally expected to attend Redwood's Annual Meetings. Last year, all members of the Board of Directors, except Gregory J. Smith, attended the Annual Meeting.


         The Board of Directors of Redwood has the following committees: Audit Committee, Nominating Committee, Senior Compensation Committee, and Stock Option Committee.


         Audit Committee. The present members of the Audit Committee are William B. Stevenson, Chairman, Mark H. Rodebaugh, and Gregory J. Smith. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee met 11 times during 2003.


         Nominating Committee. The Nominating Committee is comprised of Dana R. Johnson, Chairman, John H. Brenengen, and Mark H. Rodebaugh. The function of the Nominating Committee is to recommend candidates for nomination to the Board of Directors of Redwood. The Nominating Committee did not meet in 2003.


         The Nominating Committee meets the independence requirements of the Nasdaq rules. Although the Board of Directors has determined that Mr. Johnson is not an independent director, it has concluded that Mr. Johnson's membership on the Nominating Committee serves the best interests of the Company and its shareholders because of his substantial contributions to the Nominating Committee as a result of his experience with the Company and the banking industry and his knowledge of the needs of the Company's Board. The Board of Directors determined that Mr. Johnson was not independent due to his position as President of MidAmerica Capital Partners, LLC, a company controlled by Redwood's largest shareholder, B. John Barry. So long as the Nominating Committee is not composed solely of independent directors, all nominations of the Nominating Committee must be approved by a majority of the independent members of the Board of Directors.


         The Nominating Committee will consider nominees for election to the Board of Directors proposed by shareholders. The Nominating Committee will consider shareholder nominees on their merits pursuant to the same process and criteria it uses to consider nominees from other sources. The procedures for a shareholder who would like to make a nomination are set forth under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


         The Nominating Committee evaluates candidates for nomination for election to the Board of Directors based on the character, judgment, and business experience of the candidate, as well as the current composition and perceived needs of the Board of Directors. The Nominating Committee also considers a candidate's expertise and contacts in industries important to the Company, functional expertise in areas such as sales, marketing, human resources, operations and finance as well as an assessment of a candidate's ability to work constructively with the existing members of the Board of Directors and management.


         A copy of the Nominating Committee Charter is available on the Company's website, at www.nbronline.com.

         Senior Compensation Committee. The members of the Senior Compensation Committee are Dana R. Johnson, Chairman, Gregory J. Smith and William B. Stevenson. The function of the Senior Compensation Committee is to recommend compensation for executive officers and directors and to monitor the compensation plan for the Company, as well as to interview executive officers for key positions on an as-needed basis. The Senior Compensation Committee met 12 times in 2003.


         The Senior Compensation Committee interfaces with the Boards of Directors of Redwood and NBR. The Committee reviews and makes recommendations regarding the salary and bonus of the Company's Chief Executive Officer and NBR's President and Chief Executive Officer. In addition, the Committee reviews recommendations from the Company's Chief Executive Officer for salary levels of other senior staff members.


         Stock Option Committee. The Stock Option Committee is comprised of Dana
R. Johnson, Chairman, John H. Brenengen and William B. Stevenson. The function of the Stock Option Committee is to recommend employee and director stock option grants to the Board of Directors of Redwood. The Stock Option Committee met once in 2003.


Board Compensation Committee Report on Executive Compensation


         The Senior Compensation Committee of Redwood's Board of Directors provides compensation recommendations for Redwood's executive officers and NBR's President and Chief Executive Officer subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiary, NBR (except with respect to NBR's President and Chief Executive Officer) are made by NBR's Board of Directors and neither the Senior Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards made pursuant to Redwood's 2001 Stock Option Plan. Option awards are determined for the executive officers of Redwood and the executive officers and directors of NBR by Redwood's full Board of Directors. Individual non-employee directors of Redwood receive fixed annual option grants pursuant to the 2001 Stock Option Plan.


         Executive Compensation Policy. The goal of the Senior Compensation Committee is to ensure that executive compensation is appropriate in order to retain key employees of the Company and to motivate them to perform at a superior level for the benefit of shareholders. In order to achieve this goal, the Company integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. The Company attempts to establish base salaries that are generally within the range of salaries paid to officers holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential contributions. Bonus compensation is based primarily on the performance of the Company and specific individual performance goals. Measurement of the Company's performance is based primarily on the Company's goals and objectives and the performance of other peer group financial institutions. Stock options are occasionally granted to officers of Redwood and NBR on the basis of the recipient's potential for contribution to the Company's future growth and profitability.

         The Senior Compensation Committee links executive compensation to corporate performance. This is intended to align executive compensation with Redwood's strategic goals and the long-term interests of shareholders. As performance goals are met or exceeded, resulting in increased shareholder value, the Company's executives are rewarded.


         Executive Base Salary. The Senior Compensation Committee reviews Mr. Kilkenny's and Mr. Fleming's salary on an annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Senior Compensation Committee and peer group compensation surveys. Based on its review of these factors, the Committee believes that Mr. Kilkenny's and Mr. Fleming's base salaries are well within peer group levels.


         Bonus Compensation. The Senior Compensation Committee has approved bonus compensation for the Company's executive officers for the last three years. As part of the approval process in 2003, the Senior Compensation Committee made the recommendation to Redwood's Board of Directors regarding executive bonus. The purpose of the plan is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The maximum amount an executive may receive under the plan is determined at the discretion of the Committee and the Board of Directors. However, in the last three years such bonuses have not exceeded 40% of salary. In determining the amount of the bonus compensation, the Committee considers the performance factors of Return on Equity, Return on Assets, efficiency, and the level of non-performing assets.


                          SENIOR COMPENSATION COMMITTEE

                          Dana R. Johnson, Chairman
                          Gregory J. Smith
                          William B. Stevenson



Compensation of Directors

         Employee directors of Redwood and NBR do not receive additional compensation for their service on the Board of Directors. For all of 2003, non-employee directors of Redwood received a fee of $1,000 per Board meeting for attendance and participation. Non-employee directors of Redwood receive NSOs under the 2001 Stock Option Plan to purchase 1,000 shares of Common Stock as a result of his initial election or appointment as a director, and, upon the conclusion of each Annual Meeting following his initial election or appointment, each eligible non-employee director who continues to serve as a member of the Board will receive NSOs under the Plan to purchase 1,000 shares of Common Stock. Non-employee NBR directors received $1,000 per Board meeting for attendance and participation. Non-employee NBR directors also received NSOs under the 2001 Stock Option Plan to purchase 500 shares of Common Stock.

         In his position as Chairman of the Board of Directors of Redwood, Mr. Johnson receives a total of $90,000 annually paid in monthly installments of $7,500. No additional board meeting or committee fees (other than transportation and lodging costs payable to all directors) are paid to Mr. Johnson from Redwood or NBR.

         Non-employee Redwood and NBR directors who were assigned the responsibility of Committee Chairman, other than Mr. Johnson, received additional compensation in the form of an annual Chairman's fee. As such, the Audit Committee Chairman received $3,000; NBR Loan Committee Chairman $2,000; NBR ALCO/Risk Management Committee Chairman $1,500; NBR Human Resources Chairman $1,500; NBR Internal Asset Review Committee Chairman $1,500; and NBR Marketing Committee Chairman $1,500. Additionally, each non-employee Redwood and NBR director, other than Mr. Johnson, received $250 per each Board committee meeting attended. Moreover, in 2003, the Company paid $39,119 for transportation and lodging costs of its directors in connection with their attendance at Board or committee meetings.



Executive Officers

         The following table sets forth certain information regarding the executive officers of Redwood.


                                         Year First
                                         Appointed
                                         Executive             Position & Offices with Company and Principal
            Name                Age       Officer              Occupation or Employment for Past Five Years
            --------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny             57         1984       Chief  Executive  Officer,  President  and Director of Redwood
                                                      since  1995.  Chairman  of the Board of NBR from 1994 to March
                                                      1997; Chief  Executive  Officer  of  NBR from 1984 to December
                                                      2003;  Director of  NBR since 1984;  Director of Redwood  from
                                                      1988 to 1993.  Director and Chief Executive  Officer of Allied
                                                      Bank,  F.S.B. from 1996 to March 1997.

Stephen A. Fleming              46         2003       Appointed  Director  of Redwood in  December  2003.  Appointed
                                                      Chief  Executive  Officer,  President  and  Director of NBR in
                                                      December 2003.  Formerly a senior executive with F&M Bank from
                                                      2001 to 2003 and Bank of America from 1984 to 2001.

Kim C. McClaran                 36         2003       Appointed Chief Financial  Officer of Redwood and NBR in March
                                                      2004.  Appointed  Interim Chief  Financial  Officer of Redwood
                                                      and  NBR  in August  2003. Appointed Vice President of Redwood
                                                      and NBR in 2000. Served as Controller of Redwood and NBR since
                                                      1999.  Held position of Accounting  Manager of Redwood and NBR in 1997 and Assistant Controller of Redwood and NBR in 1996.

         Each executive officer of Redwood, subject to the restrictions contained in the employment agreements described under the heading "Employment Agreements," serves at the pleasure of the Board of Directors. There are no other understandings or arrangements between any of such executive officers and any other person pursuant to which they were or are to be selected as executive officers of Redwood.


Executive Compensation


         The following table sets forth all cash and non-cash compensation (including bonuses and deferred compensation) paid or accrued to the named executive officer, as of December 31, 2003, for services rendered to the Company during the periods indicated below.


                                                 SUMMARY COMPENSATION TABLE

                                                     Annual Compensation
                                    ---------------------------------------------------
                                                                                             Long Term
                                                                                            Compensation
                                                                                               Awards
                                                                               Other           ------
                                                                               Annual         Securities     All Other
            Name and                                                        Compensation      Underlying    Compensation
       Principal Position           Year         Salary         Bonus           (1)            Options          (2)
------------------------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny                 2003        $245,114       $22,050        $103,363             -0-         $4,000
  Chief Executive Officer and       2002         232,489        34,945          76,381             -0-          4,000
  President of Redwood, and         2001         226,956        79,164          60,835             -0-          4,000
  Director of Redwood and NBR


------------------------------------------------------------------------------------------------------------------------

(1) Includes auto allowances, personal use of company-owned automobiles, insurance, and changes in the amounts vested under the Company's Salary Continuation Plan. In 2003 Mr. Kilkenny received certain perquisites and other personal benefits totaling more than 10% of his respective annual salary and bonus. The amount and type of each perquisite or personal benefit that was greater than 25% of the total received included amounts vested under the Company's Executive Salary Continuation Plan totaling $73,737.

(2)      Includes matching contributions to 401(k) plan.

         The following table sets forth information concerning the aggregate value of all unexercised options held by the named executive officer as of December 31, 2003.


                                Aggregated Option Exercises in 2003 and December 31, 2003 Option Values
                                -----------------------------------------------------------------------

                                  Shares           Number of Securities
            Name                Acquired               Underlying                  Value of Unexercised
        and Principal          on Exercise        Unexercised Options at          In-the Money Options at
          Position                 (1)               December 31, 2003             December 31, 2003 (2)
--------------------------------------------------------------------------------------------------------------
                                               Exercisable     Unexercisable   Exercisable     Unexercisable
                                             -----------------------------------------------------------------
Patrick W. Kilkenny                -0-             87,750            -0-        $1,803,154          $-0-
  Chief Executive Officer
  and President of Redwood,
  and Director of Redwood
  and NBR

--------------------------------------------------------------------------------------------------------------

(1)  No options were exercised in 2003.

(2) All options were granted at the then-current market price on the grant date. Total value of unexercised in-the-money options is calculated based on the closing price of Redwood's Common Stock as reported on the Nasdaq National Market System of $26.12 as of December 31, 2003 less the exercise price of the option, multiplied by the number of shares subject to the options outstanding.


Employment Agreements


         Redwood has adopted an Executive Salary Continuation Plan that acts as a supplemental benefit plan for executive officers. The Salary Continuation Plan authorizes Redwood and its subsidiaries to enter into individual agreements with selected executive officers to provide them with certain benefits. The Salary Continuation Plan calls for Redwood's Board of Directors to approve all individual agreements with executive officers and to conduct a biennial review of all scheduled benefits.


         As authorized under the Salary Continuation Plan, the Company entered into an Executive Salary Continuation Agreement with Mr. Kilkenny. This agreement provides that upon retirement, at age 65, the executive will receive for a period of 15 years after the date of his retirement a specified annual retirement payment payable in equal monthly installments. The annual retirement benefit payment to which Mr. Kilkenny would be entitled upon retirement at age 65 is currently $130,823. In the event that the executive dies after his retirement, but before the end of the 15-year period, the Company will continue to make such monthly payments to the executive's designated beneficiary for the remaining period. If the executive should die prior to his retirement, his designated beneficiary will receive for a period of 15 years a yearly benefit of $134,058 payable in equal monthly installments. If the executive should become disabled prior to his retirement, he shall receive his current salary for an additional 12 months (payable monthly) in addition to receiving the annual retirement benefit described above. The executive may take early retirement at age 55, but his annual retirement benefits would only be about 25% of the amount he would have received if he had retired at age 65. If he retires between the ages of 55 and 65, his retirement benefits vest incrementally pursuant to a specified schedule linked to his age at early retirement. The agreement provides that if the executive resigns or is terminated without cause before age 65, he will be entitled to receive a specified one-time payment. The amount of this payment increases each year based on a predetermined schedule. As of January 1, 2004, the amount of this one-time payment for Mr. Kilkenny would be $398,021.

         The agreement also provides that in the event of a "change of control," Mr. Kilkenny, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times his annual base salary. In addition, if, within two years after the "change of control", Mr. Kilkenny's employment by the Company is terminated, his compensation or authority is materially reduced, or he is required to relocate, Mr. Kilkenny is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. The agreement defines a "change of control" as: (i) a consummated tender offer for the ownership of 51% or more of the outstanding voting securities of the Company; (ii) a merger or consolidation with another bank or corporation where as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting entity is owned in the aggregate by the former shareholders of the Company, other than affiliates of any party to the merger or consolidation, as the same existed immediately prior to the merger or consolidation; (iii) a sale of substantially all of the Company's assets to another bank or corporation which is not a wholly owned subsidiary; or (iv) a person acquiring 51% or more of the outstanding voting securities of the Company.

         The Company and Mr. Kilkenny also executed an Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, illegal conduct, or death or prolonged disability, he is entitled to receive a payment in an amount equal to his current annual base salary. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above are in lieu of the lump sum payment under the Executive Severance Agreement. This agreement expires by its terms in November 2004.

         Effective December 1, 2003, the Company entered into an employment agreement with Stephen A. Fleming. The agreement is for a two-year term, after which time it will continue on a year-to-year basis. Under this agreement, Mr. Fleming agreed to serve as President and Chief Executive Officer of NBR, to serve on the NBR Board of Directors, and, subject to shareholder approval and applicable law, to serve on the Redwood Board of Directors. Mr. Fleming is entitled to the following benefits under this agreement:

     o    Annual base salary of $225,000, subject to periodic review;

     o An annual cash bonus, the maximum amount of which will be at least $125,000 for the 2004 fiscal year, with subsequent annual cash bonuses to be determined under programs to be adopted by the Company;

     o Participation to the maximum possible extent in all employee benefit plans or programs of the Company;

     o Reimbursement of relocation expenses, plus an amount equal to 45 percent of the aggregate costs of such expenses, and a temporary housing allowance of $1,800 per month for the first seven months of his employment;

     o    A monthly automobile allowance of $900;

     o Awards in each of December 2003 and December 2004 of options to purchase 50,000 shares of Common Stock, and, subject to development and adoption by the Company of a five-year business plan, Mr. Fleming will be eligible to receive a grant of an additional 100,000 options, the terms and conditions of which grant will be reflected in the business plan.

         All options will be issued with an exercise price equal to the market value of the Common Stock on the date of the grant, and vest 25 percent per year on the anniversary of such grant. With the exception of the December 2003 award, Mr. Fleming's entitlement to these awards is subject to shareholder approval of amendments to the Company's 2001 Stock Option Plan necessary to permit such options to be awarded. See "Proposal No. 2: Approval of Amendment to the Redwood Empire Bancorp 2001 Stock Option Plan".

         If, during the term of his agreement, Mr. Fleming is terminated by the Company without cause, he is entitled to severance pay in the form of continuation of base salary for 24 months if he is terminated before December 1, 2004, or, if terminated thereafter, continuation of base salary for 12 months and a pro-rated bonus for the portion of the year during which his employment was terminated, based on the previous year's bonus award. If, within two years after a "change of control" of the Company (as such term is defined in the agreement), his employment is terminated by the Company without cause, or terminated by Mr. Fleming following a reduction in his compensation, benefits, title or responsibilities, or a relocation of his principal office of more than 40 miles, Mr. Fleming will be entitled to a severance payment equal to two times his base annual salary as of the date of such termination and a pro-rated bonus for the portion of the year during which his employment was terminated, based on the previous year's bonus award. Mr. Fleming's employment agreement defines a "change of control" as: (i) NBR is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which more than 51% of the outstanding stock of Redwood changes hands to an unrelated entity; or (ii) a sale of substantially all of the assets of NBR. All vesting of stock options granted to Mr. Fleming will cease as of the date of termination of his employment, irrespective of the reason for such termination, and he will only be entitled to exercise options that were vested prior to the date of such termination.

         Under the agreement, Mr. Fleming is entitled to benefits under a non-qualified supplemental retirement plan which provides for an annual payment of $155,000 commencing at the age of 65 and continuing for a period of up to 15 years. Benefits under this plan vest according to a schedule between the ages of 48 and 65, such vesting being conditional on his continued employment. Mr. Fleming does not currently have any vested benefits under this plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Redwood's directors, officers, and holders of more than 10% of a registered class of Redwood's equity securities to file reports of ownership on a Form 3 and changes of ownership on a Form 4 or Form 5 with the SEC. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.


         Based solely on its review of the copies of such forms received, or written representations from certain reporting persons that all required forms were filed, Redwood believes that, except as described below, during 2003 all
Section 16(a) filing requirements applicable to its officers, directors, and ten percent shareholders were complied with. The following transactions in Redwood's equity securities were reported on reports of ownership that were inadvertently filed on an untimely basis with the SEC:

---------------------------- ------------------- ----------------------- ---------------------- ------------
Reporting Person             Action              Date of Action          Number of Shares       Date Filed
---------------------------- ------------------- ----------------------- ---------------------- ------------
Dana R. Johnson              Option Grant           6-1-03                    1,000                6-6-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
William B. Stevenson         Option Grant           6-1-03                    1,000                6-26-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Mark H. Rodebaugh            Option Grant           6-1-03                    1,000                6-26-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Patricia Selwyn              Option Grant           6-1-03                      500                7-4-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Richard I. Colombini         Option Grant           6-1-03                      500                7-7-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
John H. Brenengen            Option Grant           6-1-03                    1,000                7-21-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Gregory J. Smith             Option Grant           6-1-03                    1,000                7-23-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Margie Handley               Option Grant           6-1-03                      500                7-23-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Gregory J. Smith             Sale                   8-13-03                   2,400                8-18-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Gregory J. Smith             Option Exercise        8-14-03                  10,600                8-18-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Gregory J. Smith             Sale                   8-14-03                  10,600                8-18-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Patricia Selwyn              Sale                   8-18-03                       5                8-25-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Patricia Selwyn              Sale                   8-20-03                   1,400                8-25-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Patricia Selwyn              Sale                   8-21-03                     295                8-25-03
---------------------------- ------------------- ----------------------- ---------------------- ------------
Stephen A. Fleming           Option Grant           12-1-03                  50,000                12-4-03
---------------------------- ------------------- ----------------------- ---------------------- ------------

                              CERTAIN TRANSACTIONS

         Some of the Company's directors, executive officers and their immediate families, as well as corporations or other organizations with which they are associated, are customers of or have had banking transactions, including loans, with Redwood's subsidiaries in the ordinary course of the Company's business. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2003, there were no balances outstanding under extensions of credit to directors and executive officers of the Company and corporations or other organizations with which such individuals are associated.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Section 3 of Article III of the Bylaws of Redwood sets forth the following procedures for shareholder nominations of candidates for election to the Board of Directors:

         Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for election of Directors, or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

         The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of an intention to make such a nomination no later than the close of business on April 28, 2004 or such nomination will not be considered at the Annual Meeting. To be effective, such notice must comply with all of the requirements of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 28, 2004, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairperson of the Annual Meeting and, upon his instructions, the Inspectors of Election for the Annual Meeting will disregard all votes cast for each such nominee. The Chairperson of the Annual Meeting will decide whether a notice has been properly given and whether any nomination should be recognized and his or her determination shall be final.


Shareholder Proposals for the 2005 Annual Meeting


         Shareholders who expect to present a proposal at the 2005 Annual Meeting of Shareholders for publication in Redwood's Proxy Statement and action on the proxy form for such meeting must submit their proposal by December 10, 2004. The proposal must be mailed to the Corporate Secretary of the Company at 111 Santa Rosa Avenue, Santa Rosa, California 95404-4905. If Redwood fails to receive notice of the proposal by such date, Redwood will not be required to include the proposal in its proxy statement. In addition to these advance notice requirements, there are other requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the Securities and Exchange Commission.





                                 OTHER MATTERS


         The Board of Directors does not know of any other business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their discretion.




                                 By order of the Board of Directors

                                 /s/ Marta J. Idica
                                 Marta J. Idica
                                 Corporate Secretary


Dated:  April 15, 2004

The Annual Report to Shareholders for the fiscal year ended December 31, 2003 is being mailed concurrently with this Proxy Statement to all shareholders of record as of March 31, 2004.





         A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905. YOU MAY ALSO VIEW A COPY OF THE ANNUAL REPORT ON FORM 10-K ON THE INTERNET ON THE SEC'S WEBSITE AT WWW.SEC.GOV OR THE COMPANY'S WEBSITE AT WWW.NBRONLINE.COM.





         A COPY OF REDWOOD'S PERSONAL AND BUSINESS CODE OF ETHICS WILL BE PROVIDED TO SHAREHOLDERS UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905. YOU MAY ALSO VIEW A COPY OF REDWOOD'S PERSONAL AND BUSINESS CODE OF ETHICS ON THE COMPANY'S WEBSITE AT WWW.NBRONLINE.COM.

                                                                     Appendix A













                             REDWOOD EMPIRE BANCORP

                             2001 STOCK OPTION PLAN

                          EFFECTIVE AS OF MAY 15, 2001

                                TABLE OF CONTENTS

                                                                                                           Page



SECTION 1  INTRODUCTION.......................................................................................1


SECTION 2  DEFINITIONS........................................................................................1
(a)               "Affiliate".................................................................................1
(b)               "Board".....................................................................................1
(c)               "Change In Control".........................................................................1
(d)               "Code"......................................................................................2
(e)               "Committee".................................................................................2
(f)               "Common Stock"..............................................................................2
(g)               "Company"...................................................................................2
(h)               "Consultant"................................................................................2
(i)               "Director"..................................................................................2
(j)               "Disability"................................................................................2
(k)               "Employee"..................................................................................2
(l)               "Exchange Act"..............................................................................3
(m)               "Exercise Price"............................................................................3
(n)               "Fair Market Value".........................................................................3
(o)               "Grant".....................................................................................3
(p)               "Incentive Stock Option" or "ISO"...........................................................3
(q)               "Key Employee"..............................................................................3
(r)               "Non-Employee Director".....................................................................3
(s)               "Nonstatutory Stock Option" or "NSO"........................................................3
(t)               "Option"....................................................................................3
(u)               "Optionee"..................................................................................3
(v)               "Parent"....................................................................................4
(w)               "Participant"...............................................................................4
(x)               "Plan" 4
(y)               "Securities Act"............................................................................4
(z)               "Service"...................................................................................4
(aa)              "Share".....................................................................................4
(bb)              "Stock Option Agreement"....................................................................4
(cc)              "Subsidiary"................................................................................4
(dd)              "10-Percent Shareholder"....................................................................4


SECTION 3  ADMINISTRATION.....................................................................................4
(a)               Committee Composition.......................................................................4
(b)               Authority of the Committee..................................................................4
(c)               Indemnification.............................................................................4

SECTION 4  ELIGIBILITY........................................................................................6
(a)               General Rules...............................................................................6
(b)               Incentive Stock Options.....................................................................6
(c)               Non-Employee Director Options...............................................................6


SECTION 5  SHARES SUBJECT TO PLAN.............................................................................7
(a)               Basic Limitation............................................................................7
(b)               Additional Shares...........................................................................7
(c)               Dividend Equivalents........................................................................7
(d)               Limits on Options...........................................................................7
(e)               Limit on Aggregate Grants of Options........................................................7


SECTION 6  TERMS AND CONDITIONS OF OPTIONS....................................................................7
(a)               Stock Option Agreement......................................................................7
(b)               Number of Shares............................................................................7
(c)               Exercise Price..............................................................................7
(d)               Exercisability and Term.....................................................................8
(e)               Modifications or Assumption of Options......................................................8
(f)               Transferability of Options..................................................................8
(g)               No Rights as Stockholder....................................................................8
(h)               Restrictions on Transfer....................................................................8


SECTION 7  PAYMENT FOR OPTION SHARES..........................................................................9
(a)               General Rule................................................................................9
(b)               Surrender of Stock..........................................................................9
(c)               Promissory Note.............................................................................9
(d)               Other Forms of Payment......................................................................9


SECTION 8  PROTECTION AGAINST DILUTION........................................................................9
(a)               Adjustments.................................................................................9
(b)               Participant Rights..........................................................................9


SECTION 9  EFFECT OF A CHANGE IN CONTROL......................................................................10
(a)               Merger or Reorganization....................................................................10
(b)               Acceleration................................................................................10


SECTION 10  LIMITATIONS ON RIGHTS.............................................................................10
(a)               Retention Rights............................................................................10
(b)               Stockholders' Rights........................................................................10
(c)               Regulatory Requirements.....................................................................10

SECTION 11  WITHHOLDING TAXES.................................................................................10
(a)               General.....................................................................................10
(b)               Share Withholding...........................................................................11


SECTION 12  DURATION AND AMENDMENTS...........................................................................11
(a)               Term of the Plan............................................................................11
(b)               Right to Amend or Terminate the Plan........................................................11


SECTION 13  EXECUTION.........................................................................................11

                             REDWOOD EMPIRE BANCORP

                             2001 STOCK OPTION PLAN

                          EFFECTIVE AS OF MAY 15, 2001



SECTION 1. INTRODUCTION.

     The Company's Board of Directors adopted the Redwood Empire Bancorp 2001 Stock Option Plan on March 20, 2001 (the "Adoption Date"). The Plan is effective as of May 15, 2001.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest; to encourage such selected persons to continue to provide services to the Company, and to attract to the Company new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for the grant of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement.

SECTION 2. DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (c) "Change In Control" except as may otherwise be provided in a Stock Option Agreement or applicable employment agreement, means the occurrence of any of the following:

         (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

         (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

         (iii) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Company representing at least 51% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

               (1) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

               (2)  A   corporation   owned   directly  or   indirectly  by  the
                    stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

               (3)  The Company; or

          (iv) A complete liquidation or dissolution of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (f) "Common Stock" means the Company's common stock.

     (g) "Company" means Redwood Empire Bancorp, a California corporation.

     (h) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee, Director or a Non-Employee Director.

     (i) "Director" means a member of the Board who is also an Employee.

     (j) "Disability" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (k) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     (n) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

         (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for the previous trading day;

         (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for the previous trading day;

         (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for the previous trading day; and

         (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     (o) "Grant" means any grant of an Option under the Plan.

     (p) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code section 422(b).

     (q) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Option under the Plan.

     (r) "Non-Employee Director" means a member of the Board who is not an Employee.

     (s) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

     (t) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (u) "Optionee" means an individual, estate or other entity that holds an Option.

     (v) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (w) "Participant" means an individual or estate or other entity that holds an Option.

     (x) "Plan" means this Redwood Empire Bancorp 2001 Stock Option Plan, as it may be amended from time to time.

     (y) "Securities Act" means the Securities Act of 1933, as amended.

     (z) "Service" means service as an Employee, Director, Non-Employee Director or Consultant.

     (aa) "Share" means one share of Common Stock.

     (bb) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Grant of an Option.

     (cc) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (dd) "10-Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Options granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Options granted by such Committee.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Options under the Plan to such Key Employees and may determine all terms of such Options.

     Notwithstanding the foregoing, the Board shall constitute the Committee and
     shall   administer  the  Plan  with  respect  to  all  Options  granted  to
     Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

         (i) selecting Key Employees who are to receive Options under the Plan;

         (ii) determining the type, number, vesting requirements and other features and conditions of such Options;

         (iii) interpreting the Plan; and

         (iv)  making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle
     and  defend  it  on  his  or  her  own  behalf.   The  foregoing  right  of
     indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Options. Non-Employee Directors shall be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

         (i) Each eligible Non-Employee Director shall automatically be granted an NSO to purchase 1,000 Shares (subject to adjustment under Section 10) as a result of his or her initial election or appointment as a Non-Employee Director. Upon the conclusion of each regular annual meeting of the Company's stockholders following his or her initial election or appointment, each eligible Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an NSO to purchase 1,000 Shares (subject to adjustment under Section 10). All NSOs granted pursuant to this Section 4(c) shall vest and become exercisable with respect to 25% of the Shares on each anniversary of the date of Grant, provided the individual is serving as a director of the Company as of each such vesting date.

         (ii) All NSOs granted to Non-Employee Director under this Section 4(c) shall become exercisable in full in the event of a Change in Control with respect to the Company.

         (iii) The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Section 7.

         (iv) All NSOs granted to a Non-Employee Director under this Section 4(c) shall terminate on the earliest of:

               (1)  The 10th anniversary of the date of grant;

               (2)  The  first  anniversary  of  such  Non-Employee   Director's
                    Service due to death or Disability;

               (3) The date of the termination of such Non-Employee Director's Service for Cause; or

               (4) The date ninety (90) days after the termination of such Non-Employee Director's Service for any reason other than Cause, Death or Disability.

SECTION 5. SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Options under the Plan shall not exceed 150,000.

     (b) Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Options shall again become available for Options under the Plan.

     (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Options.

     (d) Limits on Options . No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 8,000 Shares.

     (e) Limit on Aggregate Grants of Options. At no time may an Option be granted if the Grant of such Option would result in the number of unexercised and outstanding options (under this Plan and all other plans or arrangements of the Company) exceeding 10% of the outstanding Shares of the Company at the time of the Grant. If a Grant of Options pursuant to Section 4(c) would result in the violation of the limit in this Section 5(e), each Option to be granted shall be reduced pro rata so as not to cause a violation of such limit. Subsequent Grants pursuant to Section 4(c) may only occur at such time as the limit in this Section 5(e) would not be violated.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option
     Agreement.   A  Stock  Option   Agreement   may  provide  for   accelerated
     exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

         (i) the number of Shares available for future Options, the size of per person Grants under Section 4(c) and the Share limits under Sections 5(d) and 5(e);

         (ii)  the number of Shares covered by each outstanding Option; or

         (iii) the Exercise Price under each outstanding Option.

     (b) Participant Rights. Except as provided in this Section 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 9. EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with consideration.

     (b) Acceleration. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully vested as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

SECTION 10. LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Option prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 8.

     (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 11. WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Option. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 12. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its approval of the Company's stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date pursuant to Section 12(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason; provided, however, that without the approval of the Company's stockholders, no amendment of the Plan shall be effective (i) that increases the basic limitation of Section 5(a), (ii) that increases or removes the percentage limit on Grants of Options found in Section 5(e), or (iii) with respect to which such approval is required by applicable laws, regulations or rules.

SECTION 13. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                             REDWOOD EMPIRE BANCORP


                             By     /s/ Patrick W. Kilkenny
                                    -------------------------------------

                             Title  President and Chief Executive Officer
                                    -------------------------------------

                             AMENDMENT NO. 1 TO THE
                             REDWOOD EMPIRE BANCORP
                             2001 STOCK OPTION PLAN


REDWOOD EMPIRE BANCORP (the "Company"), having established the Redwood Empire Bancorp 2001 Stock Option Plan (the "Plan"), hereby amends the Plan as follows:

1. Effective as of the date of shareholder approval, Section 5(d) of the Plan is amended and restated to read in its entirety as follows:

          (d) Limits on Options. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of one hundred fifty thousand (150,000) Shares.




                             REDWOOD EMPIRE BANCORP



                             By: /s/ Dana R. Johnson
                                 -------------------
                             Title: Chairman of the Board
                                    ---------------------
                             Date:  April 2, 2004
                                    -------------

                                                                     Appendix B




                           REDWOOD EMPIRE BANCORP and
                          NATIONAL BANK OF THE REDWOODS
                             AUDIT CHARTER/POLICY
--------------------------------------------------------------------------------

This Charter/Policy establishes two separate Audit Committees (Committees) as an extension of each Board of Directors to assist in fulfilling the statutory and fiduciary responsibilities of each subsidiary and Holding Company Boards. The Committees are designated standing Committees for each Board. The Redwood Empire Bancorp Committee consists of a minimum of three independent Directors, as does the National Bank of the Redwoods Audit Committee. Members of the Redwood Empire Bancorp and National Bank of the Redwoods Committees must meet all applicable qualification requirements. They will meet not less than on a quarterly basis and call special meetings, as required. The Committees will meet during the week of the National Bank of the Redwoods regular meeting, subject to adjustment by the Chairman.

The Committees shall have unrestricted access to Company personnel, property and records and be given the resources necessary to discharge its responsibilities. The Committees are empowered to retain persons having special competence as necessary to assist the Committees in fulfilling their responsibilities. The Redwood Empire Bancorp Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The internal and external auditors for the Company and its subsidiaries shall report directly to the Chairman of the Committees with all written communications copied to committee members.

The Company shall provide for appropriate funding of the Redwood Empire Bancorp Committee, as determined by the Redwood Empire Bancorp Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Redwood Empire Bancorp; (ii) compensation to any advisers employed pursuant to the Redwood Empire Bancorp Committee's authority under this Charter; and (iii) ordinary administrative expenses of the Redwood Empire Bancorp Committee that are necessary or appropriate in carrying out its duties.

The activities of the Committees shall be as follows:

     1) Review and re-assess the adequacy of this Audit Charter/Policy annually and recommend any proposed changes to the Boards for approval.

     2) Internal: Review, monitor, investigate and inspect financial reporting, internal operating controls, special or significant matters and, in association with the ALCO/Risk Management Committee, risk assessment as it applies to the Board Policies.

     3) External: utilize that same methodology to provide oversight of regulatory compliance, oversee the external auditing process, and maintain an ongoing effort to expand the Board of Directors' knowledge of internal operations.

     4) Insurance: review the Company and subsidiaries' insurance policies and practices to reasonably assess that adequate insurance coverage is in place.


The major areas of responsibility for the Committees include the following:

          o Review the reliability and integrity of financial and operating information and the means to identify, measure, classify and report such information.

          o Provide oversight of the external and internal audit process, reviewing the significant reports to the Committees and to management prepared by the internal auditing department, and management's responses.

          o    Oversee  the  monitoring  of  internal   operating   controls  to
               reasonably minimize risks and evaluate results of operations.

          o    Investigate   special  or  significant   matters   including  any
               allegations of wrong-doing by persons in senior positions.

          o Provide oversight so that quarterly status reports are provided at Company and subsidiary Board of Directors' meetings. Review with management and the independent auditor the Company's annual and quarterly financial statements prior to the release of quarterly earnings.

          o Review and approve the retention of the independent auditor to render audit services and the fees to be paid to the independent auditor for audit services.

          o Review in advance and approve the retention of the independent auditor for any non-audit service and the fee to be paid to the independent auditor for such services.

          o After meeting with the independent auditors at appropriate times to review among other things, the results of the audit, the Company's financial statement and any certification, report or opinion that the auditors propose to enter in connection with such statements, meet with management to discuss any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Company's financial statement.

          o    Have direct  responsibility  for the  oversight  and retention or
               replacement  of  the   independent   auditors,   considering  the
               independence and effectiveness of the independent auditors.

          o Require the Internal Auditor to report in writing at least annually on the scope of reviews of corporate governance and any significant findings. Major responsibilities of the Board and principle policies will be included. Any significant changes in the operations of the Company or its subsidiaries may require more frequent review.

          o Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          o Review the letter of management representations given to the independent auditors and inquire whether any difficulties were encountered in obtaining the letter.

          o Ensure the receipt from the independent auditors annually of a formal written statement delineating all relationships between the independent auditor and the Company, addressing each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1 (it being understood that the independent auditors are responsible for the accuracy and completeness of this statement) and discuss with the independent auditors any disclosed relationship or services that may impair the objectivity and independence of the independent auditors in order to recommend that the Board of Directors take appropriate action, as necessary, in response to such relationships in order to satisfy itself of the auditor's independence.

          o    If  applicable,   consider  whether  the  independent   auditor's
               provision of non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

          o Review the management letter from the independent auditors with management and Board of Directors.

          o Assure that appropriate systems are in place to safeguard the assets of the Company and each subsidiary in coordination with other Board committees.

          o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters.

Procedural items and objectives to complete the Committees' responsibilities are supplemental to this Charter/Policy and are to be reasonably met without unnecessary or inappropriate intervention with the prerogatives of management. A systematic auditing program will be the principal auditing tool. The President and CEO of the Company and of each subsidiary will have primary responsibility for correcting deficiencies.

                              *********************

                             REDWOOD EMPIRE BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2004


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


         The undersigned appoint(s) Dana R. Johnson and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote, if personally present at the Annual Meeting of Shareholders of the Company to be held at the Hotel La Rose, 308 Wilson Street, Santa Rosa, California, at 5:00 P.M. on May 18, 2004, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting or at any adjournment thereof. The undersigned may revoke this proxy at any time prior to its exercise.


         The Board of Directors of the Company recommends a vote FOR the election of each of the nominees for director listed and FOR each of the Proposals listed on this card.

This proxy, when properly executed and returned to the Company, will be voted in the manner directed on this card. In the event that no such direction is given hereon and this proxy is not subsequently revoked or superseded, the proxy holders named above intend to vote FOR the election of each of the nominees for director listed and FOR each of the other Proposals listed.

               (CONTINUED AND TO BE SIGNED ON THE REVERSE HEREOF)

1. Proposal to elect the following nominees to serve as directors, each to hold office until the 2005 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

Nominees: John H. Brenengen, Stephen A. Fleming, Dana R. Johnson, Patrick W. Kilkenny, Mark H. Rodebaugh, Gregory J. Smith, William B. Stevenson and David B. Warner.

             ___  FOR all nominees listed (except as marked to the contrary)

             ___  WITHHOLD AUTHORITY to vote for all nominees listed

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name listed above.)

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE HIS OR HER VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING ONE OF THE BOXES BELOW. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

2. Proposal to amend Redwood's 2001 Stock Option Plan to increase from 18,000 to 150,000 the maximum limit on the number of options that may be granted to a key employee during any fiscal year.

                         ___ FOR ___ AGAINST ___ ABSTAIN

3. Proposal to ratify the appointment of Crowe Chizek and Company LLC as independent certified accountants to audit Redwood's consolidated financial statements for the fiscal year ending December 31, 2004.

                         ___ FOR ___ AGAINST ___ ABSTAIN

         I/we ___ do ___ do not expect to attend the Annual Meeting.


                    Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                    DATE: _________________, 2004

                    SHAREHOLDER(S)

                    -----------------------------
                    (Signature)

                    -----------------------------
                    (Signature)


         To assure a quorum, you are urged to date, complete, and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.